UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 21, 2000

                          VALLEY FINANCIAL CORPORATION

       VIRGINIA                  33-77568                  54-1702380
(State of Incorporation)       (Commission              (I.R.S. Employer
                               File Number)          Identification Number)



                             36 CHURCH AVENUE, S.W.
                             ROANOKE, VIRGINIA 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on January 20, 2000 its financial results for the period ended December 31, 1999. The financial results are detailed in the Company's Press Release dated January 20, 2000 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's Board of Directors also declared a 5% stock dividend payable February 15, 2000 to shareholders of record January 31, 2000.

     The Company's common stock is traded over the counter under the symbol
VYFC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VALLEY FINANCIAL CORPORATION



Date: January 21, 2000                s/ A. Wayne Lewis
                                      ----------------------

                                      A. Wayne Lewis, Executive Vice President

                                                                       EXHIBIT A


FOR RELEASE 5:00 P.M. JANUARY 20, 2000

VALLEY FINANCIAL CORPORATION
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265


             VALLEY FINANCIAL CORPORATION ANNOUNCES RECORD EARNINGS,
                           DECLARES 5% STOCK DIVIDEND


ROANOKE, VIRGINIA. January 20, 2000 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results.

For the year ended December 31, 1999 Valley Financial reported net income of $1,042,000 or $1.08 per share compared with $758,000 or $.79 per share for 1998, a 38% increase. The Company's return on average total assets (ROA) was 0.86% for 1999 and its return on average shareholders' equity (ROE) was 10.98%, compared with 0.83% and 8.87%, respectively, reported for the year ended December 31, 1998.

For the three months ended December 31, 1999 Valley Financial reported net income of $308,000 or $.32 per share compared with $278,000 or $.29 per share for the same three months of 1998, an 11% increase. The Company's return on average total assets was 0.93% for 1999's fourth quarter and its return on average shareholders' equity was 12.34% compared with 1.07% and 12.43%, respectively, reported for the three months ended December 31, 1998.

At December 31, 1999 the Company's total assets were $137,115,000, total deposits were $116,469,000, total loans stood at $91,390,000 and total shareholders' equity was $9,055,000. Compared with December 31, 1998 the Company experienced increases of $31,929,000 or 30% in total assets, $26,443,000 or 29% in total deposits and $19,768,000 or 28% in total loans over the twelve-month period. With total capital at December 31, 1999 representing over 10% of risk-adjusted total assets, the Company exceeds the regulatory minimums to be considered "well capitalized."

Valley Financial Corporation declared a 5% stock dividend payable February 15, 2000 to shareholders of record January 31, 2000. Based on the 964,990 shares currently outstanding, this action will result in a maximum issuance of 48,250 additional shares of the Company's common stock, before adjustment to eliminate fractional shares.

"The bank made excellent financial progress in 1999 without sacrificing asset quality," said Ellis L. Gutshall, President and Chief Executive Officer. "Asset growth remains strong, our major new facility in downtown Salem was an instant success and we introduced innovative new products to both the commercial and consumer markets."

PRESS RELEASE
VALLEY FINANCIAL CORPORATION
JANUARY 20, 2000
PAGE 2

Referring to the 5% stock dividend, Gutshall stated "With the bank continuing to enjoy double-digit growth rates, paying cash dividends isn't prudent so the Board of Directors felt a stock dividend is a good way to return something of value to our shareholders. Between the stock dividend just declared and the stock price reaching $20 per share on December 31, we think the original subscribers at $10 a share have reason to feel good about their investment."

Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank operates from four full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring Avenue, SW in Roanoke City, 4467 Starkey Road, SW in Roanoke County and 8 East Main Street in the City of Salem.


The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.

                                     - END -

                          VALLEY FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)


                                                                        December 31             December 31
                                                                          1999                      1998
                                                                      ------------              --------------
                                                                        (in thousands, except share data)

Assets
Cash and due from banks                                                       $4,027                   $3,462
Money market investments                                                       6,106                    1,743
Securities available-for-sale                                                 31,964                   26,118

Loans                                                                         91,390                   71,622
     Less allowance for loan losses and unearned fees                           (942)                    (747)
                                                                            ---------                ---------
                   Total net loans                                            90,448                   70,875

Premises and equipment                                                         2,629                    1,830
Other assets                                                                   1,941                    1,158
                                                                           ---------                ---------
                   Total assets                                             $137,115                 $105,186
                                                                           =========                 ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Non-interest bearing demand deposits                                         $14,328                  $10,437
Interest bearing demand, savings & money maket deposits                       33,950                   33,619
Time deposits greater than $100,000                                           12,974                    8,048
Other deposits                                                                55,217                   37,922
                                                                           ---------                ---------
                   Total deposits                                            116,469                   90,026

Short term borrowings                                                              0                        0
Federal Home Loan Bank advances                                               10,000                    5,000
Other liabilities                                                              1,591                    1,003
                                                                              ------                   ------
                   Total liabilities                                         128,060                   96,029
                                                                           ---------                ---------

Preferred stock, no par value.  Authorized 10,000,000
     shares; none issued and outstanding
Common stock, no par value. Authorized 10,000,000 shares; issued and outstanding 964,990 at December 31, 1999, 964,590 at
    December 31, 1998                                                          9,099                    9,095
Accumulated retained earnings (deficit)                                          934                     (108)
Accumulated other comprehensive income                                          (978)                     170
                                                                           ---------                ---------
                   Total shareholders' equity                                  9,055                    9,157
                                                                              ------                   ------

                   Total liabilities and shareholders' equity               $137,115                  $105,186
                                                                           =========                  ========

BALANCE SHEET RATIOS:
Nonperforming loans/total loans                                                0.10%                    0.00%
Loans past due > 90 days/total loans                                           0.00%                    0.28%
Allowance for loan losses/loans, net                                           1.01%                    1.00%
Book value per share, exclusive of accumulated other                          $10.40                    $9.32
   comprehensive income


                          VALLEY FINANCIAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                              THREE MONTHS                                     TWELVE MONTHS
                                                        ------------------------                             ----------------

                                                                                        ENDED DECEMBER 31
                                                        ---------------------------------------------------------------------------
                                                          1999               1998                      1999             1998
                                                        -----------   --------------               -------------   -------------
                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)

Interest Income                                             $2,427           $1,872                   $8,759            $6,770
Interest Expense                                             1,233              953                    4,432             3,512
                                                             -----              ---                    -----             -----
    Net interest income                                      1,194              919                    4,327             3,258

Provision for loan losses                                       55               55                      216               249
                                                                --               --                      ---               ---
Net interest income after provision for loan losses          1,139              864                    4,111             3,009

Noninterest Income                                             107               78                      354               264
Noninterest Expense                                            814              596                    3,029             2,252
                                                               ---              ---                    -----             -----

Net income before taxes                                       $432             $346                   $1,436            $1,021
                                                              ----             ----                   ------            ------

Provision for income taxes                                    $124              $68                     $394              $263
                                                              ----              ---                     ----              ----

Net income                                                    $308             $278                   $1,042              $758
                                                              ====             ====                   ======              ====

Net income per share                                         $0.32            $0.29                    $1.08             $0.79
                                                             =====            =====                    =====             =====

PERFORMANCE RATIOS:
Return on average total assets                               0.93%            1.07%                    0.86%             0.83%
Return on average total shareholders' equity                12.34%           12.43%                   10.98%             8.87%
Yield on average earning assets (TEY)                        7.80%            7.82%                    7.78%             7.90%
Cost of funds                                                4.05%            4.10%                    4.02%             4.28%
Net interest margin                                          3.92%            3.91%                    3.92%             3.86%
Overhead efficiency ratio                                   60.43%           59.78%                   62.42%            63.94%
